UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

________________

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

ONE LINCOLN STREET, P.O. BOX 5049,

BOSTON, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Brian F. Link	Clifford Chance US LLP
Secretary	31 West 52nd Street
One Lincoln Street, Mailstop: SFC0805	New York, New York 10019-6131
Boston, Massachusetts 02111

Registrant’s telephone number, including area code: 1-800-426-5523

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Item 1. Report to Stockholders.

Beginning on April 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thetaiwanfund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive stockholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-426-5523.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your stockholder reports. Your election to receive stockholder reports in paper will apply to all funds that you hold through the financial intermediary. If you invest directly with the Fund, you can call 1-800-426-5523 to let the Fund know you wish to continue receiving paper copies of your stockholder reports.

Chairman’s Statement

Dear Stockholders,

The TAIEX Total Return Index (“TAIEX”) returned 31.44% during the 12 months ended August 31, 2020. After initially rising given a break in the China-U.S. trade conflict, the global stock market then experienced a severe decline due to the repercussion from the COVID-19 pandemic. However, stocks then rallied sharply over the last five months of the reporting period.

The Taiwan Fund, Inc.’s (the “Fund”) total return for the 12 months ended August 31, 2020, including reinvestment of dividends, was 49.63%,1 an outperformance of 18.19% when compared to its benchmark, the TAIEX, which returned 31.44% over the same period. The factors that contributed to the Fund’s performance are detailed in the Report of the Investment Manager.

During the 12-month reporting period, the Fund continued the repurchase of shares under its Discount Management Program (the “Program”) and made purchases totaling 226,158 shares. During the period, the average discount at which the Fund’s shares traded below net asset value was -15.88%, with a high of -21.47% and a low of -11.40%.

In April the fund announced that it would temporarily suspend repurchases under the Fund’s Discount Management Program. The Fund’s Board of Directors noted that the impact of the COVID-19 pandemic on global economies and stock markets was creating excessive volatility in stock prices. Under such conditions, the Board determined that continued repurchases under the Discount Management Program was not in the best interests of the Fund or its stockholders. The Board continues to monitor the situation on a regular basis.

Note

[1]

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes investment of dividends and distributions. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund’s dividend reinvestment program.

On behalf of the Board, I thank you for your continuing support of the Fund.

Sincerely,

William C. Kirby
Chairman

Report of the Investment Manager

Market Review

For the 12-month period ended August 31, 2020, the TAIEX Total Return Index (“TAIEX”) returned 31.44% in U.S. dollar terms. Waves of optimism and pessimism have impacted the market since our last annual update. The reporting period started well, although still overshadowed by the confrontation between the United States and China. The Phase One trade agreement in January 2020 seemed to offer hope of a truce in the trade war and markets rallied sharply. Tragedy then struck in the form of COVID-19, which took the TAIEX below 9,000 by mid-March 2020 and went on to cost the world incalculably more in human terms.

Had it not been for the unprecedented actions of the U.S. Federal Reserve (“Fed”), the onset of the pandemic likely would have been the beginning of something potentially far more serious for the markets. Instead, we can now look back on a bull run that emerged out of those dark days in March, which ultimately took the TAIEX above 12,500 by the end of August 2020. Throughout the entire 12-month reporting period, Taiwan has been at the eye of the ongoing geopolitical storm, by virtue of the island’s key roles in international supply chains and technology.

The Taiwan Fund, Inc.’s (the “Fund”) net asset value (“NAV”) return for the year ended August 31, 2020, was 49.63%, an outperformance of 18.19% when compared to its benchmark, the TAIEX.

Portfolio Activity

The Fund’s gains were driven by our overweight allocation to the information technology (“IT”) sector, with approximately 1,150 basis points of active contribution coming from this sector alone. These returns were derived from positions taken in integrated circuit design houses, optoelectronics, electronic components and PC peripherals. Our key investment thesis behind these allocations was based around the China insourcing trend and the effects this would have on demand for chip design. In addition, Apple suppliers such as Global Lighting Technologies and Taiwan Semiconductor Manufacturing Co. (“TSMC”) benefited from changes in product specifications at the consumer electronics giant. Furthermore, some of our holdings had strong performance on demand for increased bandwidth in data centers.

Returns were further enhanced by our underweight positions in the financials and materials sectors, mostly reflecting our less positive views on bank holding companies and petrochemicals. On the negative side of the ledger, we were fortunate to see very little underperformance. Only consumer discretionary was a modest headwind for performance, and there were no other sectors where our allocations significantly underperformed the benchmark.

In our view, TSMC is a core holding in the portfolio, which at times can outperform almost every stock in Taiwan. However, in order to control for single stock risk, no more than 25% of the Fund may be invested in any single stock. TSMC can consistently be more than 25% of the TAIEX benchmark, so this means we are frequently forced to be underweight this company, which this year led to TSMC being a relative detractor. We continue to try to search for undervalued growth stocks that are less widely owned in order to outperform the benchmark.

Market Outlook

Most recently, we had concerns around valuations heading into August 2020 that turned out were well-justified as volatility struck the market, but we started to put our large cash reserves back to work towards the end of the month. Taking advantage of the panic caused by the latest United States moves against Huawei and, more recently, Semiconductor Manufacturing International Corp. (“SMIC”), we accumulated positions in companies that had been sold down to levels where we could once again see value. In certain sectors, especially integrated circuit design, there are stocks which are 20-30% off their highs. Given that liquidity conditions continue to favor the upside in risk assets, we believe the opportunity for the near-term lies in reducing the Fund’s cash exposure further.

However, our medium-term outlook is clouded by several factors, the greatest of these being the U.S. election and the potential for a COVID-19 vaccine offering a return to normality. The first of these is likely to be only transitory in its effect, since the path of the trade war and the deterioration in the relationship between the United States and China seems set to continue regardless of who becomes the 46th President of the United States. This gives us the comfort we need to buy the dips in the near-term.

That leaves the success or failure of the various COVID-19 vaccines as the major binary event that could drive large changes in market conditions. Should an effective vaccine become available in the coming months, it is conceivable that massive pent-up demand for leisure services could quickly drive a rebound in related employment. In such an environment, what would the Fed do to contain the effects of the massive liquidity injection we saw in the second quarter of 2020? On the other hand, a continued pandemic, along with the structural long-term unemployment it would create, marks a substantially different path for risk assets.

As a fundamental, stock-picking investor, the macro backdrop is a factor, but does not drive our short-term decision-making. We will maintain a close watch on developments with the vaccine programs and any related central bank or government responses. Our thematic views, led by 5G-related trends and the evolving environment for global supply chains, will continue to inform our investment decisions for the long run, as we seek to accumulate stakes in great companies at reasonable prices.

About the Portfolio Manager (unaudited)

Allianz Global Investors US (“AllianzGI US”) is part of the Allianz Global Investors group of entities, which are wholly-owned subsidiaries of Allianz SE, one of the world’s largest financial services providers and a publicly-traded company. Allianz Global Investors is a leading active asset manager with over 760 investment professionals in 25 offices worldwide and managing $604 billion (as of June 30, 2020) in assets for individuals, families and institutions

Corrina Xiao
Senior Portfolio Manager, Domestic Investment, Taiwan

Corrina Xiao joined the firm in 2007 and has 17 years of industry experience. As Senior Portfolio Manager and Head of the Taiwan Equity Team, Corrina manages three investment vehicles focused on Taiwan. She manages the flagship AllianzGI Taiwan Equity mutual fund which has been recognized by Lipper as the number one Taiwan mutual fund over 3, 5, and 10 years. Additionally, Corrina manages a very substantial pension mandate and, most recently, was appointed Lead Portfolio Manager for the US-listed closed-end fund, Taiwan Fund Inc. In July 2019, Corrina was honored with the Citywire “Best Female Fund Manager in the World” award.

Before joining AllianzGI US, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities. She holds both a Master’s and a Bachelor’s degree in Finance from Chaoyang University, Taiwan.

Weimin Chang
Chief Investment Officer, Taiwan

Mr. Chang is responsible for all onshore investment strategies in Taiwan, covering investment processes, performance and all investment professionals. He is also the chairman of AllianzGI US’s Global Allocation Committee Taiwan and a board member of AllianzGI US’s Taiwan Management Council. He has 24 years of industry experience, including 16 years as a CIO.

Prior to joining the AllianzGI US, Weimin was Executive Director of Merito Capital Management Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management in Shanghai. Previously, Weimin was the Head of Taiwan Equity Research at Merrill Lynch and covered Taiwan equities strategy. He graduated from National Chengchi University with a bachelor’s degree in Journalism and obtained an MBA from London Business School.

Portfolio Snapshot*

Top Ten Equity Holdings		Top Ten Equity Holdings
Holdings as of August 31, 2020%		Holdings as of August 31, 2019%
Taiwan Semiconductor Manufacturing Co., Ltd.	21.8	Taiwan Semiconductor Manufacturing Co., Ltd.	17.9
Taiwan Cement Corp.	4.5	MediaTek, Inc.	5.3
Silergy Corp.	4.2	Egis Technology, Inc.	4.6
Epistar Corp.	3.5	Accton Technology Corp.	4.1
Accton Technology Corp.	3.3	RichWave Technology Corp.	3.6
Unimicron Technology Corp.	2.8	Silergy Corp.	3.5
FLEXium Interconnect, Inc.	2.4	ASE Technology Holding Co., Ltd.	3.5
Speed Tech Corp.	2.4	Global Lighting Technologies Inc.	3.4
Zhen Ding Technology Holding Ltd.	2.0	Genius Electronic Optical Co., Ltd.	3.2
TCI Co Ltd.	2.0	Wiwynn Corp.	2.9

Top Ten Industry Weightings		Top Ten Industry Weightings
Weightings as of August 31, 2020%		Weightings as of August 31, 2019%
Semiconductor Industry	37.1	Semiconductor Industry	46.8
Electronic Parts & Components Industry	17.3	Electronic Parts & Components Industry	7.8
Cement Industry	6.0	Optoelectronics Industry	7.8
Optoelectronics Industry	5.2	Electronic Equipment & Instruments Industry	5.5
Communications & Internet Industry	4.1	Communications & Internet Industry	4.1
Food Industry	3.0	Other Industry	3.4
Computer & Peripheral Equipment Industry	3.0	Technology Hardware Industry	2.9
Electric & Machinery Industry	2.9	Food Industry	2.7
Textiles Industry	2.8	Other Electronic Industry	2.7
Technology Hardware Industry	2.3	Building Material and Construction Industry	1.7

*	Percentages based on net assets.

Industry Allocation

Industry Allocation (as a percentage of net assets)
Electric & Machinery Industry 2.9%
Computer & Peripheral Equipment Industry 3.0%
Food Industry 3.0%
Communications & Internet Industry 4.1%
Optoelectronics Industry 5.2%
Cement Industry 6.0%
Electronic Parts & Components Industry 17.3%
Semiconductor Industry 37.1%
Technology Hardware Industry 2.3%
Textiles Industry 2.8%
Electrical Components & Equipment Industry 2.0%
Trading & Consumers' Goods Industry 2.0%
Electronic Equipment & Instruments Industry 1.4%
Semiconductor Equipment Industry 1.3%
Automobile Industry 1.3%
Healthcare Equipment & Supplies Industry 1.0%
Other Industry 1.1%
Other Assets and Liabilities, Net 6.2%

Fund holdings are subject to change and percentages shown above are based on net assets as of August 31, 2020. The pie chart illustrates the allocation of the investments by industry. A complete list of holdings as of August 31, 2020 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-800-426-5523.

Schedule of Investments/August 31, 2020 (Showing Percentage of Net Assets)

	Shares	US $ Value (Note 1)
COMMON STOCKS – 93.8%
CONSUMER DISCRETIONARY — 8.2%
Automobile Industry — 1.3%
Yulon Motor Co., Ltd. *	3,290,000	$2,836,835

Electric & Machinery Industry — 2.1%
Cub Elecparts, Inc.	417,000	2,380,502
Global PMX Co., Ltd. *	295,000	2,086,209
		4,466,711
Textiles Industry — 2.8%
Fulgent Sun International Holding Co Ltd	734,000	3,151,986
Makalot Industrial Co., Ltd.	446,000	3,002,062
		6,154,048
Trading & Consumers’ Goods Industry — 2.0%
Poya International Co., Ltd.	218,000	4,272,106
TOTAL CONSUMER DISCRETIONARY		17,729,700

CONSUMER STAPLES — 3.0%
Food Industry — 3.0%
TCI Co Ltd.	397,000	4,336,469
Uni-President Enterprises Corp.	894,995	2,031,480
TOTAL CONSUMER STAPLES		6,367,949

DIVERSIFIED TELECOMMUNICATIONS SERVICES — 0.8%
Communications and Internet Industry — 0.8%
Chief Telecom, Inc.	135,000	1,798,988
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		1,798,988

FINANCIALS — 0.8%
Financial & Insurance Industry — 0.8%
Mega Financial Holding Co., Ltd.	1,793,000	1,787,409
TOTAL FINANCIALS		1,787,409

HEALTHCARE — 1.0%
Healthcare Equipment & Supplies Industry — 1.0%
Pegavision Corp.	333,000	2,184,704
TOTAL HEALTHCARE		2,184,704

INDUSTRIALS — 1.4%
Electric & Machinery Industry — 0.8%
Rexon Industrial Corp. Ltd.	501,000	$1,716,017

Electronic Parts & Components Industry — 0.6%
Shin Zu Shing Co., Ltd.	242,435	1,247,642
TOTAL INDUSTRIALS		2,963,659

INFORMATION TECHNOLOGY — 72.0%
Communications & Internet Industry — 3.3%
Accton Technology Corp.	883,000	7,041,971

Computer & Peripheral Equipment Industry — 3.0%
Asia Vital Components Co., Ltd. *	1,324,000	3,167,691
Asustek Computer, Inc.	128,000	1,060,068
Pegatron Corp.	524,000	1,116,167
Wistron Corp.	941,000	1,023,053
		6,366,979
Electrical Components & Equipment Industry — 2.0%
Sensortek Technology Corp.	145,000	4,319,138

Electronic Equipment & Instruments Industry — 1.4%
ITEQ Corp.	711,000	2,895,711

Electronic Parts & Components Industry — 16.4%
Elite Material Co., Ltd. *	721,000	4,177,360
FLEXium Interconnect, Inc.	1,223,000	5,251,879
Hannstar Board Corp.	883,000	1,310,589
Lotes Co., Ltd.	134,000	1,954,638
Nan Ya Printed Circuit Board Corp. *	138,000	566,740
Primax Electronics Ltd.	1,482,000	2,257,737
Speed Tech Corp.	1,222,000	5,122,642
Taiflex Scientific Co., Ltd.	1,313,000	2,309,043
TPK Holding Co., Ltd. *	1,103,000	1,849,517
Unimicron Technology Corp.	2,440,000	6,120,478
Zhen Ding Technology Holding Ltd.	1,047,000	4,389,039
		35,309,662
Optoelectronics Industry — 5.2%
Epistar Corp. *	5,562,000	7,563,478
Radiant Opto-Electronics Corp.	989,000	3,640,305
		11,203,783

The accompanying notes are an integral part of the financial statements.

Schedule of Investments/August 31, 2020 (Showing Percentage of Net Assets) (concluded)

	Shares	US $ Value (Note 1)
INFORMATION TECHNOLOGY — (continued)
Semiconductor Equipment Industry — 1.3%
Fittech Co., Ltd.	549,000	$2,862,737

Semiconductor Industry — 37.1%
Chunghwa Precision Test Tech Co., Ltd.	44,000	1,055,706
eMemory Technology, Inc.	45,000	795,972
Jentech Precision Industrial Co., Ltd.	195,000	2,033,638
Kinsus Interconnect Technology Corp.	1,475,000	3,207,232
MediaTek, Inc.	205,000	3,884,600
MPI Corp.	679,000	2,614,965
Novatek Microelectronics Corp.	264,000	2,159,399
Parade Technologies Ltd.	35,000	1,240,564
Silergy Corp.	143,000	9,089,344
Taiwan Semiconductor Manufacturing Co., Ltd.	3,223,000	46,848,644
Tong Hsing Electronic Industries Ltd.	649,573	2,933,334
United Microelectronics Corp.	3,613,000	2,610,487
Win Semiconductors Corp.	138,000	1,345,126
		79,819,011
Technology Hardware Industry — 2.3%
AURAS Technology Co. Ltd.	244,000	1,846,123
Wiwynn Corp.	115,000	3,064,942
		4,911,065
TOTAL INFORMATION TECHNOLOGY		154,730,057

MATERIALS — 6.6%
Cement Industry — 6.0%
Asia Cement Corp.	2,148,000	3,111,293
Taiwan Cement Corp.	6,621,065	9,680,612
		12,791,905
Electronic Parts & Components Industry — 0.3%
Taimide Tech, Inc.	264,000	628,025

Paper and Pulp Industry — 0.3%
Longchen Paper & Packaging Co., Ltd.	1,200,000	$713,665
TOTAL MATERIALS		14,133,595
TOTAL COMMON STOCKS (Cost — $152,680,021)		201,696,061

TOTAL INVESTMENTS — 93.8% (Cost — $152,680,021)		201,696,061

OTHER ASSETS AND LIABILITIES, NET—6.2%		13,260,099

NET ASSETS—100.0%		$214,956,160

Legend:

US $ – United States dollar

*	Non-income producing

The accompanying notes are an integral part of the financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES August 31, 2020
Assets:
Investments in securities, at value (cost $152,680,021) (Notes 2 and 3)		$201,696,061
Cash		915,044
Foreign cash (cost $13,102,802)		13,111,424
Dividends receivable		628,774
Prepaid expenses		54,524
Total assets		216,405,827

Liabilities:
Payable for securities purchased	$694,199
Accrued management fee (Note 4)	130,226
Accrued director’s and officer’s fees and expenses	10,000
Payable for performance adjustment	451,899
Other payables and accrued expenses	163,343
Total liabilities		1,449,667

Net Assets		$214,956,160

Net Assets Consist of:
Paid in capital		$205,600,228
Total distributable earnings (loss)		$9,355,932

Net Assets		$214,956,160

Net Asset Value, per share ($214,956,160/7,466,650 shares outstanding)		$28.79

STATEMENT OF OPERATIONS For the Year Ended August 31, 2020
Investment Income:
Dividends		$4,219,757
		4,219,757
Less: Taiwan stock dividend tax (Note 2)		(2,723)
Taiwan withholding tax (Note 2)		(730,503)
Total investment income		3,486,531

Expenses:
Management fees (Note 4)	$1,265,318
Performance adjustment	451,899
Directors’ fees and expenses	257,566
Legal fees	246,319
Administration and accounting fees	210,046
Custodian fees	202,930
Audit fees	71,211
Delaware franchise tax	69,616
Insurance fees	66,309
Compliance services fees	60,000
Principal financial officer fees	60,000
Stockholder communications	35,833
Transfer agent fees	20,908
Miscellaneous	53,487
Total expenses		3,071,442
Less: Fee waiver	(2,978)
Net Expenses		3,068,464

Net Investment Income		418,067

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	44,416,256
Foreign currency transactions	977,222
		45,393,478
Net change in unrealized appreciation (depreciation) on:
Investments	26,678,871
Foreign currency translations	14,792
		26,693,663
Net realized and unrealized gain		72,087,141
Net Increase in Net Assets Resulting From Operations		$72,505,208

The accompanying notes are an integral part of the financial statements.

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2020	Year Ended August 31, 2019
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$418,067	$1,660,736
Net realized gain (loss) on investments and foreign currency transactions	45,393,478	(7,030,895)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	26,693,663	(739,498)
Net increase (decrease) in net assets resulting from operations	72,505,208	(6,109,657)
Distributions to stockholders from:
Distributable Income	(12,915,195)	(13,717,272)
Total distributions to stockholders	(12,915,195)	(13,717,272)
Capital stock transactions (Note 6):
Reinvestment of distributions from net investment income and net realized gains	285,402	26,740
Cost of shares repurchased (Note 5)	(4,624,433)	(7,442,542)
Total capital stock transactions	(4,339,031)	(7,415,802)
Increase (decrease) in net assets	55,250,982	(27,242,731)

Net Assets
Beginning of year	159,705,178	186,947,909
End of year	$214,956,160	$159,705,178

The accompanying notes are an integral part of the financial statements.

Financial Statements (concluded)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Year Ended August 31,
	2020	2019†	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of year	$20.80	$23.05	$24.11	$19.80	$16.74
Income from Investment Operations:
Net investment income(a)	0.06	0.21	0.22	0.20	0.12	(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.54	(0.87)	(0.65)	4.10	2.94
Total from investment operations	9.60	(0.66)	(0.43)	4.30	3.06
Less Distributions to Stockholders from:
Net investment income	(1.47)	—	(0.66)	—	—
Net realized gains	(0.23)	(1.71)	—	—	—
Total distributions to stockholders	(1.70)	(1.71)	(0.66)	—	—
Capital Share Transactions:
Accretion (dilution) to net asset value resulting from share repurchase program, tender offer or issuance of shares for the reinvestment of distributions from net investment income and net realized gains	0.09	0.12	0.03	0.01	—

Net asset value, end of year	$28.79	$20.80	$23.05	$24.11	$19.80

Market value, end of year	$23.65	$17.84	$19.85	$21.37	$16.96

Total Return
Per share net asset value(b)	49.63%	0.49%	(1.46)%	21.77%	18.34%
Per share market value(b)	43.31%	0.08%	(4.26)%	26.00%	15.22%
Ratio and Supplemental Data:
Net Assets, end of year (000s)	$214,956	$159,705	$186,948	$197,571	$162,881
Ratio of expenses before fee waiver	1.70%	1.74%	1.71%	1.78%	2.05%
Ratio of expenses after fee waiver	1.70%	1.73%	1.71%	1.78%	2.05%
Ratio of net investment income	0.23%	1.07%	0.94%	0.99%	0.72	%(c)
Portfolio turnover rate	241%	115%	112%	89%	105%

(a)	Based on average shares outstanding during the period.
(b)

Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

(c)	Amount includes a non-recurring refund for over-billing of prior years’ custody out of pocket expense which amounted to $0.012 per share and 0.07% of average net assets.
†	The Fund’s investment management arrangements changed in June 2019.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements August 31, 2020

1. Organization

The Taiwan Fund, Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment fund. Prior to May 21, 2020 the Fund was incorporated in Delaware.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services - Investment Companies.”

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to certain additional risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the New Taiwan Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, Republic of China accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2. Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Notes To Financial Statements (continued) August 31, 2020

2. Significant Accounting Policies — continued

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$201,696,061	$—	$—	$201,696,061
Total	$201,696,061	$—	$—	$201,696,061

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of August 31, 2020, the Fund was not participating in any repurchase agreements.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. Dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Notes To Financial Statements (continued) August 31, 2020

2. Significant Accounting Policies — continued

Forward Foreign Currency Transactions. A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards, if any, is included in the Statement of Assets and Liabilities. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2020, the Fund had no open Forwards.

Indemnification Obligations. Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes. As a qualified Regulated Investment Company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund was organized in Delaware until May 21, 2020 and as such was required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount. Security transaction tax is embedded in the cost basis of each security and contributes to the realized gain or loss for the Fund. Security transaction taxes are not accrued until the tax becomes payable.

The Fund’s functional currency for tax reporting purposes is the New Taiwan Dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Prior to May 21, 2020 the Fund identified Delaware as a major tax jurisdiction.

Investment Income. Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 21% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 21% of the par value of the stock dividends received. Beginning with the fiscal year ended August 31, 2019, the withholding tax is treated as a reduction of investment income.

Notes To Financial Statements (continued) August 31, 2020

2. Significant Accounting Policies — continued

Distributions to Stockholders. The Fund distributes to stockholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Book and tax basis differences, if any, are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late year ordinary loss deferrals.

Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications between components of net assets. Accordingly, for the year ended August 31, 2020, the effects of certain differences were reclassified. The Fund decreased distributable earnings by $ 76,683,066 , and increased paid in capital by $76,683,066.

Security Transactions. Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

3. Purchases and Sales of Securities

For the year ended August 31, 2020, purchases and sales of securities, other than short-term securities, aggregated $395,732,858 and $411,811,020 respectively.

4. Management Fees and Other Service Providers

Management Fee. The Fund entered into an Investment Management Agreement (the “Agreement”) with Allianz Global Investors U.S. LLC (“AIIianz”). Under the terms of the Agreement, Allianz receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.70% of the Fund’s average daily net assets (“Base Fee”). Effective September 1, 2019 the Adviser’s compensation will be increased or decreased from the Base Fee by a performance adjustment (“Performance Adjustment”) that depends on whether, and to what extent, the investment performance of the Fund’s shares exceeds, or is exceeded by, the performance of the TAIEX Total Return Index, expressed in U.S. dollars (the “Index”). The Performance Adjustment is calculated and accrued, according to a schedule that adds or subtracts an amount at a rate of 0.0005% (0.05 basis points) of the Fund’s average daily assets for the current fiscal year through the prior business day for each 0.01% (1 basis point) of absolute performance by which the total return performance of the Fund’s shares exceeds or lags the performance of the Index for the period from the beginning of the current performance period (“Performance Period” ) through the prior business day. The Performance Period was initially from September 1,2019 to August 31, 2020 and thereafter each 12-month period beginning on September 1 immediately following the prior Performance Period through August 31 of the following year. The maximum Performance Adjustment (positive or negative) will not exceed an annualized rate of +/-0.25% (25 basis points) of the Fund’s average daily net assets, which would occur when the performance of the Fund’s shares exceeds, or is exceeded by, the performance of the Index by 5 percentage points (500 basis points) for the Performance Period. This Performance Fee will be calculated daily and paid at the end of the Performance Period.

Notes To Financial Statements (continued) August 31, 2020

4. Management Fees and Other Service Providers — continued

For the period September 1, 2019 through August 31, 2020, the management fee was equivalent to an annual rate of 0.95% of the Fund’s average daily net assets which reflected a 0.25% Performance Adjustment (annualized),based on the Fund’s net asset value outperforming the Fund’s benchmark by more than five percentage points.

Administration Fees. State Street Bank and Trust Company (“State Street”) provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund,and preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as the custodian (the “Custodian”) to the Fund. For these services, the Fund pays State Street both fixed fees and asset based fees that vary according to the number of positions and transactions and out of pocket expenses. The expenses related to legal administrative services have been reclassified on the Statement of Operations from legal fees to administration and accounting fees to better align the fees with the services provided.

Director’s and Officer’s Fees and Expenses. The Fund pays each of its directors who is not an “interested person” of the Fund, as the term is defined in the 1940 Act, an annual fee of $20,000 ($30,000 for the Chairman of the Board and the Chairman of the Audit Committee) plus a fee of $2,000 for each Board meeting or Committee meeting attended in person or by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers. Pursuant to a Compliance Services Agreement, Foreside Fund Officer Services, LLC (‘‘FFOS’’) provides the Fund with a Chief Compliance Officer. FFOS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Neither FFOS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund. During the year ended August 31, 2019 FFOS and FMS agreed to waive a portion of their fees.

General. Certain officers of the Fund may also be employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5. Discount Management Policy

The Board has approved a Program which authorizes management to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares. Under the Program, shares may be repurchased at differing trigger levels that will not be announced. Any repurchases will be disclosed in the Fund’s stockholder reports for the relevant fiscal periods and updated in the Fund’s monthly reports when repurchases are made. Any repurchases made under the Program will be announced on Monday of each week for repurchases made during the prior week.

For the year ended August 31, 2020, the Fund repurchased 226,158 of its shares at an average price of $20.08 per share (including brokerage commissions) at an average discount of 14.09%. These repurchases had a total cost of $4,624,433.

The Board will continue to review the Program and its effectiveness, and, as appropriate, may make further enhancements as it believes are necessary.

Notes To Financial Statements (concluded) August 31, 2020

6. Fund Shares

At August 31, 2020, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 7,466,650 were issued and outstanding.

For the year ended August 31, 2020, the Fund repurchased 226,158 shares of its common stock, valued at $4,624,433, including commission and trading fees of $15,831, from stockholders under the Program.

	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019
Shares outstanding at beginning of year	7,679,198	8,112,169
Shares issued from reinvestment of distributions	13,610	1,777
Shares repurchased	(226,158)	(434,748)
Shares outstanding at end of year	7,466,650	7,679,198

7. Federal Tax Information

The tax character of distributions paid by the Fund during the year ended August 31, 2020 is as follows:

Period Ended August 31, 2020
Capital Gains	$1,250,392
Ordinary Income	$11,664,803
Total	$12,915,195

As of August 31, 2020, the tax components of accumulated net earnings (losses) were $17,383,494 of Undistributed Ordinary Income, $48,295,186 of Unrealized Appreciation, $4,596,291 of Undistributed Capital Gains and $(60,919,039) of post October capital and late-year ordinary losses. For the year ended August 31, 2020, the amount of capital loss carryover utilized was $4,235,482.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company adjustments. At August 31, 2020, the aggregate cost basis of the Fund’s investment securities for income tax purposes was $153,410,638. Net unrealized appreciation of the Fund’s investment securities was $48,285,423 of which $52,915,524 was related to appreciated investment securities and $4,630,101 was related to depreciated investment securities.

The notes to the financial statements in the Fund’s semi-annual report for the period ended April 30, 2020, included a description of an issue regarding the federal income tax treatment of amounts the Fund repatriates from Taiwan. The issue has been favorably resolved.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of The Taiwan Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers could not be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 27, 2020

Other Information (unaudited)

The Annual Meeting of Stockholders was held on April 21, 2020 telephonically (the “Annual Stockholder Meeting”). The voting results for the proposals considered at the Annual Stockholder Meeting are as follows:

1. Election of Directors. The stockholders of the Fund elected William C. Kirby, Shelley E. Rigger, Anthony S. Clark, Thomas G. Kamp and Warren J. Olsen to the Board of Directors to serve for a one year term expiring on the date of which the annual meeting of stockholder is held in 2021 or until their successors are elected and qualified.

Director	Votes cast “for”	Votes “against/withheld”
William C. Kirby	5,884,039	272,263
Shelley E. Rigger	5,797,032	359,270
Anthony S. Clark	5,796,256	360,046
Thomas G. Kamp	5,885,078	271,224
Warren J. Olsen	5,797,297	359,005

2. Approval of an Agreement of Merger. The stockholders of the Fund voted to approve an Agreement of Merger reincorporating the Fund, currently a Delaware corporation, as a Maryland corporation by means of a merger of the Fund into a wholly-owned, newly formed Maryland subsidiary.

For	Against	Abstain	Non-votes
5,448,370	239,308	7,370	461,254

Federal Tax Information. The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its stockholders. For the year ended August 31, 2020, the total amount of foreign taxes paid that was passed through to its stockholders for information reporting purposes was $722,620 (representing taxes withheld plus taxes on stock dividends).

In addition, for the year ended August 31, 2020, the Fund paid distributions of $1,250,392 which were designated as long term capital gains dividends.

Other Information (unaudited) (continued)

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its stockholders from the following sources:

☐ Information it receives from stockholders on applications or other forms;

☐ Information about stockholder transactions with the Fund, its affiliates, or others; and

☐ Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it stockholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-800-426-5523; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

A Schedule of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q was filed as of November 30, 2019 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at www.sec.gov.

Starting May 1, 2020 the Fund files its complete Schedule of Investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The quarterly Schedule of Investments will be made available without charge, upon request, by calling 1-800-426-5523

Other Information (unaudited) (concluded)

Certifications

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 27, 2020, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. Also, in accordance with Section 303A.12 of the New York Stock Exchange Listed Company Manual, the Fund submitted an Interim Written Affirmation on April 29, 2018. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Commission, for the period of this report.

Summary of Dividend Reinvestment and Cash Purchase Plan

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to stockholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for stockholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the stockholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) stockholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the stockholders to receive cash.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date:

Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

Summary of Dividend Reinvestment and Cash Purchase Plan (continued)

What Are the Tax Implications for Participants?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Summary of Dividend Reinvestment and Cash Purchase Plan (concluded)

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Directors and Officers (unaudited)

The following table sets forth certain information concerning each of the directors and officers of the Fund.

Directors serve from the time of election and qualifications at the Fund’s annual meeting of stockholders until the next annual meeting of stockholders or until their respective successors have been elected and qualified. All Officers serve for one year or until their respective successors are chosen and qualified.

Name (Age) and Address of Directors	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/Trusteeships in Publicly Held Companies
Directors Considered Independent Persons
William C. Kirby (70) Harvard University CGIS South Building 1730 Cambridge Street Cambridge, MA 02138	Chairman of the Board and Director	2013	T. M. Chang Professor of China Studies (2006-present); Spangler Family Professor of Business Administration (2006-present); Chairman, Harvard China Fund (2006-present); Harvard University Distinguished Service Professor (2006-present); and Director, John K. Fairbank Center for Chinese Studies, Harvard University (2006-2014).	1	Cabot Corporation.
Anthony S. Clark (67) 3307 N. Columbus St. Arlington, VA 22207	Director	2017	Managing Member, Innovation Capital Management, LLC (2016 to present); Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (2010 to 2013); Deputy Chief Investment Officer of the Pension Benefit Guaranty Corporation (PBGC) (2009 to 2011).	1	Director, Aberdeen Japan Equity Fund, Inc.
Thomas G. Kamp, CFA (59) 5821 Southwood Drive Minneapolis, MN 55437	Director	2018	President, Chief Investment Officer and Director, Cornerstone Capital Management LLC (2006-2016).	1	None.

Directors and Officers (unaudited) (continued)

Name (Age) and Address of Directors	Position(s) Held with Fund	Director Since	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(1) Overseen by the Director	Other Directorships/Trusteeships in Publicly Held Companies
Warren J. Olsen (63) SCB Global Capital Management 300 S. Jackson Street Suite 220 Denver, CO 80209	Director	2018	Chairman and Chief Investment Officer, SCB Global Capital Management (2014-present); Vice Chairman and Chief Investment Officer, First Western Financial Inc. (2002-2014).	1	Aetos Multi-Strategy Arbitrage Fund, LLC; Aetos Distressed Investment Strategies Fund, LLC; Aetos Long/Short Strategies Fund, LLC.
Shelley E. Rigger (58) Davidson College Box 7018 Davidson, NC 28035-7018	Director	2016	Brown Professor of East Asian Politics, Davidson College (1993-present).	1	None.

Directors and Officers (unaudited) (concluded)

The following table provides information concerning each of the officers of the Fund.

Name, Address, and Age	Position(s) Held with the Fund	Since	Principal Occupation(s) or Employment During Past Five Years
Officers of the Fund
Thomas Fuccillo (52) Allianz Global Investors U.S. Holdings LLC 1633 Broadway New York, NY 10019	President	2019

Managing Director and Head of US Funds of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors Distributors LLC; Trustee, President and Chief Executive Officer of 63 funds in the AllianzGI Funds Complex; and President and Chief Executive Officer of The Korea Fund, Inc. Formerly, Associate General Counsel, Head of US Funds and Retail Legal; Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Vice President, Secretary and Chief Legal Officer of numerous funds in the AllianzGI Funds Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Monique Labbe (46) Foreside Fund Officer Services, LLC 10 High Street, Suite 302 Boston, MA 02110	Treasurer	2017	Senior Director, Foreside Fund Officer Services, LLC (2014-present); Principal/Assistant Vice President, State Street Global Advisers (2012-2014).
Brian F. Link (47) State Street Bank and Trust Company One Lincoln Street SFC0805 Boston, MA 02111	Secretary	2014	Vice President and Managing Counsel, State Street Bank and Trust Company (2007-present).
Patrick Keniston (56) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2015	Managing Director of Foreside Fund Officer Services LLC, (2008-present).

UNITED STATES ADDRESS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
One Lincoln Street
P.O. Box 5049
Boston, MA
1-877-217-9502
www.thetaiwanfund.com

INVESTMENT ADVISER

Allianz Global Investors U.S. LLC
1633 Broadway
New York, NY 10019

DIRECTORS AND OFFICERS

William C. Kirby, Chairman of the Board and Share Repurchase Program Committee, Member, Audit Committee, Nominating Committee, Valuation Committee and Independent Director

Anthony S. Clark, Chairman, Valuation Committee, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, and Independent Director

Thomas G. Kamp, Chairman, Audit Committee, Member, Share Repurchase Program Committee, Nominating Committee, Valuation Committee and Independent Director

Shelley E. Rigger, Chair, Nominating Committee, Member, Audit Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Warren J. Olsen, Member, Audit Committee, Nominating Committee, Share Repurchase Program Committee, Valuation Committee and Independent Director

Thomas J. Fuccillo, President

Patrick J. Keniston, Chief Compliance Officer

Brian F. Link, Secretary

Monique Labbe, Treasurer

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company
Boston, MA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP
New York, NY

Lee and Li
Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
Philadelphia, PA

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

(a)	The Taiwan Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(b)	No information needs to be disclosed pursuant to this paragraph.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Board of Directors of the “Fund” has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Thomas G. Kamp. Mr. Kamp has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$53,000 and US$53,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

(b)       Audit-Related Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, Tait Weller billed the Fund aggregate fees of US$0 and US$7,100, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee.

(c)       Tax Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d)       All Other Fees

For the fiscal years ended August 31, 2020 and August 31, 2019, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

(e)       The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “1934 Act”). All of the audit and tax services described above for which Tait Weller billed the Fund for the fiscal years ended August 31, 2020 and August 31, 2019, were pre-approved by the Audit Committee.

For the fiscal years ended August 31, 2020 and August 31, 2019, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

(f)       Not applicable.

(g)       For the fiscal years ended August 31, 2020 and August 31, 2019, Tait Weller did not bill the Fund any non-audit fees. For the fiscal years ended August 31, 2020 and August 31, 2019, Tait Weller did not provide any services to Allianz Global Investors U.S. LLC (“AGI” or the “Investment Adviser”) or to the Fund’s previous investment adviser, JF International Management Inc.

(h)       Tait Weller notified the Fund’s Audit Committee of all non-audit services that were rendered by Tait Weller to the Fund’s Investment Adviser and any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)       The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Fund’s audit committee are Thomas G. Kamp, Anthony S. Clark, William C. Kirby, Shelley E. Rigger, and Warren J. Olsen.

(b)       Not applicable.

Item 6. Investments.

(a)       Schedule of Investments is included as part of Item 1.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 13(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Company.

(a)(1) As of November 6, 2020, the portfolio manager of the registrant is:

Corrina Xiao

Senior Portfolio Manager

Corrina Xiao joined the firm in 2007 and has 17 years of industry experience. As Senior Portfolio Manager and Head of the Taiwan Equity Team, Corrina manages 3 investment vehicles focused on Taiwan. She manages the flagship AllianzGI Taiwan Equity mutual fund which has been recognized by Lipper as the number one Taiwan mutual fund over 3, 5, and 10 years. Additionally, Corrina manages a very substantial pension mandate and, most recently, was appointed Lead Portfolio Manager for the US-listed closed-end fund, Taiwan Fund Inc. In July 2019, Corrina was honored with the Citywire "Best Female Fund Manager in the World" award.

Before joining Allianz Global Investors, Corrina was a research analyst at Yuanta Investment Consulting from 2004 to 2007. Prior to that, she was a research analyst at Pacific Securities. She holds both a Master’s and a Bachelor’s degree in Finance from Chaoyang University, Taiwan.

Weimin Chang

Deputy Portfolio Manager, Chief Investment Officer, Taiwan

Mr. Chang is responsible for all onshore investment strategies in Taiwan, covering investment processes, performance and all investment professionals. He is also the chairman of Global Allocation Committee Taiwan and a board member of Taiwan Management Council. He has 24 years of industry experience, including 16 years as a CIO.

Prior to joining the group, Weimin was Executive Director of Merito Capital Management Ltd. from 2010 to 2011. Before, he was the CIO of Franklin Templeton Sealand Fund Management and also worked as the CIO of SYWG BNP Paribas Asset Management in Shanghai. Previously, Weimin was the Head of Taiwan Equity Research at Merrill Lynch and covered Taiwan equities strategy. He graduated from National Chengchi University with a bachelor’s degree in Journalism and obtained an MBA from London Business School.

The following summarizes information regarding each of the accounts, excluding the Taiwan Fund Inc. that was managed by the Portfolio Manager as of August 31, 2020. The accounts listed under “Other Accounts” all have performance fee mechanisms.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Corrina Xiao	0	0	1	475.24	4	755.96
Weimin Chang	0	0	0	0	0	0

Conflict of Interest Policy

Policy Statement

The Company must take reasonable care to identify and manage conflicts of interest if and when they arise. This includes conflicts (i) within the Company, (ii) between the Company and other Allianz entities, (iii) between the Company’s interests and those of its clients, and (iv) between the interests of different clients.

Policy Standards

The Company has policies and procedures reasonably designed to:

•	Identify and keep a record of the material conflicts that arise in its business, and to comply with applicable laws/regulations and contractual requirements in this regard;
•	Maintain and operate effective internal arrangements intended to mitigate the risk that any such conflicts will cause material damage to the interests or reputation of Allianz, affiliated Allianz entities, the Company or its clients; and

Comply with any regulatory or contractual requirements on disclosure of conflicts of interest to clients, and in particular the disclosure requirements arising from Section 206 of the Advisers Act (including court or regulatory interpretations thereunder).

Compensation Structure

Allianz Global Investors acknowledges the importance of financial incentives, and rewards employees competitively in line with market practice and local regulations, as applicable. Individual compensation is typically a function of individual, team and company performance, and is also benchmarked against comparable market pay.

The primary components of compensation are the base salary, which typically reflects the scope, responsibilities and experience required in a particular role, and an annual discretionary variable compensation payment. The variable compensation typically includes both an annual cash award that pays out immediately at the end of the performance year and a deferred component for all members of staff whose variable compensation exceeds a certain threshold.

The deferred component consists of a Long-Term Incentive Program Award (LTIPA) but, for those members of staff whose variable compensation exceeds a certain threshold, the deferred component is split 50%/50% between the LTIPA and a Deferral into Funds program (DIF), which enables employees to invest in Allianz Global Investors’ investment strategies.

Deferral rates increase in line with the amount of variable compensation and can reach up to 50%. Awards, splits, components and deferral percentages are regularly reviewed to ensure they meet industry best practice and, where applicable, comply with regulatory standards.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals over a certain time period. For an investment professional, these goals typically will be 70% quantitative and 30% qualitative. The quantitative element will reflect investment performance over a three-year rolling time period (calculated as one-year plus three-year results at 25% and 75% weightings respectively). For portfolio managers, the performance metric is aligned with the benchmarks of the client portfolios they manage or, if there is no reference benchmark, with the client’s stated investment outcome objective. The qualitative element reflects contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect our core values of excellence, passion, integrity and respect.

•	The LTIPA element of the variable compensation, if applicable, cliff vests three years after each (typically annual) award. Its value is directly linked to the operating profit of Allianz Global Investors.
•	The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Ownership of Securities: The following table sets forth, the portfolio manager and the aggregate dollar range of the registrant’s equity securities beneficially owned as of August 31, 2020.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Corrina Xiao	$0
Weimin Chang	$0

(b)       Not required for this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six month period ended August 31, 2020, the following purchases were made by or on behalf of the Fund as that term is defined in Rule 10b-18 under the Exchange Act.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1, 2020 through March 31, 2020	14,100	19.4785	14,100	541,761
April 1, 2020 through April 30, 2020	0	N/A	0	541,761
May 1, 2020 through May 31, 2020	0	N/A	0	541,761
June 1, 2020 through June 30, 2020	0	N/A	0	541,761
July 1, 2020 through July 31, 2020	0	N/A	0	541,761
August 1, 2020 through August 31, 2020	0	N/A	0	541,761
Total	14,100	19.4785	14,100	541,761

Under the Fund’s Discount Management Policy (the “Policy”), which was adopted in September 2014 and last modified on March 8, 2019, the Fund is authorized to make open market purchases in an aggregate amount up to 10% of the Fund’s outstanding shares on any day that the Fund’s shares are trading at a discount that exceeds 9.5%. All of the purchases listed above were under the Policy.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant does not currently participate in securities lending activities.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto in response to Item 2(f).
(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Proxy voting policies and procedures of the Fund’s investment adviser are attached hereto in response to Item 7.
(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President of The Taiwan Fund, Inc.

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President of The Taiwan Fund, Inc.

Date: November 6, 2020

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The Taiwan Fund, Inc.

Date: November 6, 2020